UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 18, 2010
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)
Florida

(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
As reported in a Current Report on Form 8-K filed by The GEO Group, Inc. on August 18, 2010 (the “Initial Form 8-K”), effective August 12, 2010, The GEO Group, Inc. (“GEO”) completed its previously announced acquisition of Cornell Companies, Inc. (“Cornell”) pursuant to an Agreement and Plan of Merger, dated as of April 18, 2010 as amended on July 22, 2010 (the “Merger Agreement”), by and among GEO, GEO Acquisition III, Inc., a direct wholly-owned subsidiary of GEO (“Merger Sub”) and Cornell. Under the terms of the Merger Agreement, Merger Sub merged with and into Cornell with Cornell being the surviving corporation of the Merger. This Amendment No. 1 to the Initial Form 8-K hereby amends and restates in its entirety Item 9.01(a) and Item 9.01(b) and is being filed in order to provide the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) that was omitted as permitted from the Initial Form 8-K.
Section 9 — Financial Statements and Exhibits
          Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
          (a) Financial Statements of Businesses Acquired
     Item 9.01(a) of the Form 8-K is hereby amended and restated in its entirety as follows:
     The financial statements of Cornell required to be filed pursuant to this Item 9.01(a) are included as Exhibit 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.
          (b) Pro Forma Financial Information
     Item 9.01(b) of the Form 8-K is hereby amended and restated in its entirety as follows:
     The unaudited pro forma financial statements of The GEO Group, Inc. required to be filed pursuant to this Item 9.01(b) are included as Exhibit 99.3 to this Form 8-K and are incorporated herein by reference.
          (d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Financial Statements of Cornell Companies, Inc. as of and for the Year Ended December 31, 2009

99.2	Unaudited Financial Statements of Cornell Companies, Inc. as of and for the Six Months Ended June 30, 2010

99.3	Unaudited Pro Forma Financial Statements of The GEO Group, Inc. after giving effect to the acquisition of Cornell Companies, Inc.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
October 28, 2010	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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